UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

January 26, 2023

Date of Report (Date of earliest event reported)

CODORUS VALLEY BANCORP, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	001-15536	23-2428543
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Ident. No.)

105 Leader Heights Road, York, Pennsylvania	17403
(Address of principal executive offices)	(Zip Code)

717-747-1519

Registrant’s telephone number, including area code

P.O. Box 2887, York, Pennsylvania 17405-2887

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b)under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $2.50 par value	CVLY	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

CODORUS VALLEY BANCORP, INC.

FORM 8-K

Item 2.02.	Results of Operations and Financial Condition

On January 26, 2023, Codorus Valley Bancorp, Inc. (the “Corporation”) issued a press release (the “Press Release”) announcing the Corporation’s results of operations for the quarter and year ended December 31, 2022. A copy of the Press Release and supplementary financial information which accompanied the Press Release are attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information included in Exhibit 99.1 shall be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended, and therefore may be incorporated by reference in the Corporation’s filings under the Securities Act of 1933, as amended.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

	Exhibit No.	Description

	99.1	Press Release dated January 26, 2023, containing financial information for the quarter and year ended December 31, 2022.

	104	Cover Page Interactive Data File (embedded in the cover page formatted in Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

CODORUS VALLEY BANCORP, INC.

Date:	January 26, 2023	By:	/s/ Larry D. Pickett
Larry D. Pickett
Executive Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)

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